Accounts Receivable, net	12 Months Ended
Dec. 31, 2019
Receivables [Abstract]
Accounts Receivable	Accounts receivable, net
Accounting Policy
Accounts receivable are measured at fair value and are subsequently measured at amortized cost, less allowance for credit losses. The carrying amount of the accounts receivable approximates the fair value. We perform ongoing credit evaluations on our customers’ financial condition. We periodically review whether an allowance for credit losses is needed by considering factors such as historical payment experience, credit quality, aging of the accounts receivable balances, expected lifetime losses, and current economic conditions that may affect a customer's ability to pay.
When entering into arrangements to sell our receivable, we de-recognize the receivable only in case the receivable is isolated, the transferred receivable includes the right to pledge or exchange, and we transfer control over the receivable.
Accounts receivable consist of the following:

As of December 31	2018	2019
(in millions)	€	€

Accounts receivable, gross	1,504.9	1,791.9
Allowance for credit losses	(6.7)	(5.1)
Accounts receivable, net	1,498.2	1,786.8

The increase in accounts receivable as of December 31, 2019 compared to December 31, 2018 is mainly due to the increase in our sales. The increase is partly offset by sales of Accounts receivable through a factoring arrangement totaling €1.3 billion, of which €0.7 billion relates to unconditional accounts receivable for down payments on systems to be shipped in 2020. The total receivables amount sold has been derecognized and treated as an operating cash flow within the Consolidated Statements of Cash Flows as all transferred receivables were determined to be isolated, contain a right to pledge, and as we transfered control over the receivable.